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                                                                      Exhibit 25
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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|

                            ----------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

                           APOGENT TECHNOLOGIES INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      22-2849508
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                            APOGENT FINANCE COMPANY
              (Exact name of obligor as specified in its charter)

Delaware                                       02-0522134
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                             APPLIED BIOTECH, INC.
              (Exact name of obligor as specified in its charter)

California                                     33-0447325
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)
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                        BARNSTEAD THERMOLYNE CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       13-3326802
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                                BIOROBOTICS INC.
              (Exact name of obligor as specified in its charter)

Massachusetts                                  04-3394825
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          CHASE SCIENTIFIC GLASS, INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      621711339
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        CONSOLIDATED TECHNOLOGIES, INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      74-2951231
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                            ERIE SCIENTIFIC COMPANY
              (Exact name of obligor as specified in its charter)

Delaware                                       13-3326819
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                     ERIE SCIENTIFIC COMPANY OF PUERTO RICO
              (Exact name of obligor as specified in its charter)

Delaware                                       22-2855227
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)



                            ERIE UK HOLDING COMPANY
              (Exact name of obligor as specified in its charter)

Delaware                                       02-0523659
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

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                        EVER READY THERMOMETER CO., INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      22-3329530
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                                  GENEVAC INC.
              (Exact name of obligor as specified in its charter)

New York                                       13-3614495
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                           G&P LABWARE HOLDINGS INC.
              (Exact name of obligor as specified in its charter)

Delaware                                       02-0528748
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


                           LAB-LINE INSTRUMENTS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                       36-2160341
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                             LAB VISION CORPORATION
              (Exact name of obligor as specified in its charter)

California                                     94-3204455
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        MATRIX TECHNOLOGIES CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       04-2876817
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                            MICROGENICS CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       68-0148167
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

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                          MOLECULAR BIOPRODUCTS, INC.
              (Exact name of obligor as specified in its charter)

California                                     95-3244122
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


                      NALGE NUNC INTERNATIONAL CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       13-3326816
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          NATIONAL SCIENTIFIC COMPANY
              (Exact name of obligor as specified in its charter)

Wisconsin                                      58-2315507
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          THE NAUGATUCK GLASS COMPANY
              (Exact name of obligor as specified in its charter)

Connecticut                                    06-0465440
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          NERL DIAGNOSTICS CORPORATION
              (Exact name of obligor as specified in its charter)

Wisconsin                                      05-0486109
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          OWL SEPARATION SYSTEMS, INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      39-1915146
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                                   REMEL INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      74-2826694
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

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                        RICHARD-ALLAN SCIENTIFIC COMPANY
              (Exact name of obligor as specified in its charter)

Wisconsin                                      38-3235594
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


                         ROBBINS SCIENTIFIC CORPORATION
              (Exact name of obligor as specified in its charter)

California                                     94-2456711
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          SAMCO SCIENTIFIC CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       95-3145731
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                             SYBRON TRASITION CORP.
              (Exact name of obligor as specified in its charter)

Delaware                                       13-3326805
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        VACUUM PROCESS TECHNOLOGY, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                       04-3538751
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


48 Congress Street
Portsmouth, New Hampshire                      03801
(Address of principal executive offices)       (Zip code)

                                 _____________

          2.25% Senior Convertible Contingent Debt Securities due 2021
                      (Title of the indenture securities)

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                                      -5-
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1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                    Name                              Address
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    Superintendent of Banks of the State     2 Rector Street, New York,
    of New York                              N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                             N.Y.  10045

    Federal Deposit Insurance Corporation    Washington, D.C. 20429

    New York Clearing House Association      New York, New York 10005

    (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -6-
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                                   SIGNATURE



    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of December, 2001.


                                  THE BANK OF NEW YORK



                                  By:   /s/  STACEY POINDEXTER
                                      ----------------------------
                                  Name:   STACEY POINDEXTER
                                  Title:  ASSISTANT TREASURER